================================================================================

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549


                             ------------------

                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                        SECURITIES EXCHANGE ACT OF 1934


                             ------------------


                       DATE OF REPORT:  OCTOBER 21, 1996


                              BJ SERVICES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          DELAWARE                    1-10570                    63-0084140
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




                          5500 NORTHWEST CENTRAL DRIVE
                              HOUSTON, TEXAS 77092
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)




                                 (713) 462-4239
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 5.  OTHER EVENTS.

AMENDMENT OF BYLAWS

      At a meeting of the Board of Directors of BJ Services Company (the "Company"), the Board of Directors of the Company approved certain amendments to the Company's Bylaws, effective as of September 26, 1996. As amended, the Bylaws provide for an increase in the number of days required for advance notice to the Company of business to be brought before an annual meeting and of stockholders' nominations of persons to serve as directors. To be timely, a stockholder's notice of business to be brought before an annual meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary of the annual meeting of the Company's stockholders held in the prior year. For notice of nominations of persons to serve as directors to be timely, a stockholder's notice, in the case of an annual meeting, must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary of the annual meeting of the Company's stockholders held in the prior year or, in the case of a special meeting called by the Company's Board of Directors (or a committee of the Board) for the purpose of electing directors, not more than 10 days following the earlier of the date of notice of such special meeting or the date on which a public announcement of such meeting is made.

      A copy of the Company's Bylaws, as amended and restated, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

AMENDED AND RESTATED RIGHTS AGREEMENT

      On January 5, 1994, the Board of Directors of the Company declared a dividend of one preferred share purchase right (an "Original Right") for each outstanding share of common stock, par value $0.10 per share (the "Common Stock"), of the Company. The dividend was paid to the stockholders of record as of the close of business on January 17, 1994, and one Original Right has been issued by the Company with each share of Common Stock issued by the Company since that date. On September 26, 1996, the Company amended and restated the Rights Agreement (the "Amended and Restated Rights Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent. The Amended and Restated Rights Agreement, among other things, increased the exercise price of the Original Rights from $75.00 to $150.00 and reduced the threshold at which the Original Rights are triggered from 20% to 15% of the outstanding shares of Common Stock (as amended, the "Rights"). Additional information regarding the Rights is set forth in the Amended and Restated Rights Agreement, including the revised summary thereof (included as Exhibit C to such agreement), which is filed herewith as Exhibit 4.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)         Exhibits.

         3.1         Bylaws, amended and restated as of September 26, 1996

         4.1         Amended and Restated Rights Agreement dated as of
                     September 26, 1996

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BJ SERVICES COMPANY



                                           By:    /s/ Margaret Barrett Shannon
                                                -------------------------------
                                                  Margaret Barrett Shannon
                                                  Vice President and General
                                                  Counsel




Date: October 21, 1996

                                EXHIBIT INDEX

         3.1         Bylaws, amended and restated as of September 26, 1996

         4.1         Amended and Restated Rights Agreement dated as of
                     September 26, 1996